UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (314) 342-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 7, 2018, Stifel Financial Corp. (the “Company”) and Broadway Boat Company Ltd. (the “Owner”), an entity controlled by Ronald J. Kruszewski, the Company’s Chairman of the Board and Chief Executive Officer, entered into a Vessel Charter Agreement (the “Vessel Charter Agreement”). Pursuant to the Vessel Charter Agreement, the Owner and the Company agreed that the Company would charter a boat owned by the Owner (the “Vessel”) for twelve weeks per calendar year, in exchange for an annual rental fee of $275,000, such fee to be offset by any fixed costs related to the use, operation, upkeep and maintenance of the Vessel that the Company incurs. In addition, the Company shall be responsible for the incremental costs associated with the Company’s use of the Vessel. The Vessel Charter Agreement may be terminated by either party at any time by providing written notice thereof to the other party.

The Vessel Charter Agreement constitutes a related party transaction. Accordingly, the Company’s Board of Directors reviewed and approved the transaction prior to its execution. Mr. Kruszewski recused himself from the Board of Directors’ deliberations with respect to the Vessel Charter Agreement.

The foregoing description of the Vessel Charter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)    The information set forth in Item 1.01 with respect to the Vessel Charter Agreement is incorporated herein by reference.

Item 9.01    Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1	Vessel Charter Agreement, dated as of August 7, 2018, by and between Stifel Financial Corp. and Broadway Boat Company Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: August 8, 2018	By:	/s/ Ronald J. Kruszewski
Ronald J. Kruszewski
Chairman and Chief Executive Officer